UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 5, 2013

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement

To the extent required by Item 1.02 of Form 8-K, the disclosures in Item 5.02 of this Current Report are incorporated by reference into this Item 1.02.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 5, 2013, WebMD Health Corp. (“WebMD”) received a letter (the “Resignation Letter”) from David Schechter, a member of its Board of Directors (the “Board”), indicating Mr. Schechter’s decision to resign from the Board, effective immediately. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On August 5, 2013, WebMD also received a notice (the “Replacement Notice”) from the Icahn Group (as defined below) indicating that the Icahn Group does not intend to submit the name of a replacement director for appointment to the Board. A copy of that notice is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Mr. Schechter was appointed to the Board in July 2012 pursuant to the Director Appointment Agreement (the “Appointment Agreement”), dated as of June 8, 2012, between WebMD and Barberry Corp., Beckton Corp., Icahn Capital LP, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Icahn Offshore LP, Icahn Onshore LP, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, IPH GP LLC, High River Limited Partnership, Hopper Investments LLC, Carl C. Icahn, Brett Icahn and David Schechter (the “Icahn Group”). Pursuant to Section 17 of the Appointment Agreement, the Appointment Agreement terminated upon receipt by WebMD of the Resignation Letter and the Replacement Notice.

The following are incorporated by reference into this Current Report pursuant to General Instruction B.3 of Form 8-K:

•

the description of the Appointment Agreement included under the heading “Certain Relationships and Related Transactions — Director Appointment Agreement with the Icahn Group” in Item 13 of Amendment No. 1 to WebMD’s Annual Report on Form 10-K for the year ended December 31, 2012 filed on April 30, 2013 (the “2012 Form 10-K/A”); and

•	the description of an amendment to the Appointment Agreement included in the Current Report on Form 8-K filed by WebMD on May 7, 2013; and

•

the information regarding the Icahn Group’s holdings of WebMD Common Stock included under the heading “Security Ownership of Certain Beneficial Owners and Management” in Item 12 of the 2012 Form 10-K/A.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Resignation Letter, dated August 5, 2013, from David Schechter to the Registrant

99.2	Notice, dated August 5, 2013, from the Icahn Group to the Registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: August 6, 2013	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Resignation Letter, dated August 5, 2013, from David Schechter to the Registrant

99.2	Notice, dated August 5, 2013, from the Icahn Group to the Registrant

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